                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-81012

                                                 PROSPECTUS - JUNE 28, 1999

Morgan Stanley Dean Witter


                                                             TOTAL RETURN TRUST



[GRAPHIC OMITTED]




                                            A MUTUAL FUND THAT SEEKS HIGH TOTAL
                                          RETURN FROM CAPITAL GROWTH AND INCOME


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective............................................1
                            Principal Investment Strategies ................................1
                            Principal Risks.................................................1
                            Past Performance................................................1
                            Fees and Expenses...............................................1
                            Additional Investment Strategy Information......................1
                            Additional Risk Information.....................................1
                            Fund Management.................................................1

Shareholder Information     Pricing Fund Shares.............................................1
                            How to Buy Shares...............................................1
                            How to Exchange Shares..........................................1
                            How to Sell Shares..............................................1
                            Distributions...................................................1
                            Tax Consequences................................................1
                            Share Class Arrangements........................................1

Financial Highlights         ...............................................................23
Our Family of Funds
                             ................................................Inside Back Cover

                            This Prospectus contains important information about the Fund.
                            Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


      INVESTMENT OBJECTIVE
--------------------------------
      Morgan Stanley Dean Witter Total Return Trust seeks high total return from capital growth and income.

[GRAPHIC OMITTED]


      PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------
      The Fund will normally invest at least 65% of its total assets in common stocks and convertible securities of domestic and foreign companies. In selecting investments to buy, hold or sell, the Fund's "Sub-Advisor," TCW Funds Management, Inc., typically uses a "top-down" investment process that considers the overall economic outlook, the development of industry/sector preferences, and, lastly, specific stock selections. Generally, at least 85% of the Fund's total assets will be invested in companies that have a market capitalization of at least $1 billion, and the Sub-Advisor expects them to pay dividend or interest income. Up to 5% of the Fund's convertible securities investments may be below investment grade.

(sidebar)
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)

      Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a particular time and price.


      In addition, the Fund's investments may include fixed-income securities.


      In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.

[GRAPHIC OMITTED]


      PRINCIPAL RISKS
--------------------------

      There is no assurance that the Fund will achieve its investment objective. The Fund's share price will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them, and accordingly, you can lose money investing in this Fund.

      Common Stocks. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stocks can fluctuate widely in response to these factors.

      Convertible Securities. Any Fund investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A portion of the convertible securities in which the Fund may invest may be below investment grade. Securities below investment grade are commonly know as "junk bonds" and have speculative characteristics.


      Non-Diversified Status. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in an individual corporation or governmental entity. Thus, the Fund's assets may be invested in fewer securities than other funds. A decline in the value of those investments would cause the Fund's overall value to decline to a greater degree. The Fund's investments, however, are currently diversified and may remain diversified in the future.


      Other Risks. The performance of the Fund also will depend on whether the Sub-Advisor is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its foreign and fixed-income investments. For more information about these risks, see the "Additional Risk Information" section.


      Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]


      PAST PERFORMANCE
----------------------------
      The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

[GRAPHIC OMITTED]

                   ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                              1995      27.75%
                              1996      20.53%
                              1997      27.44%
                              1998      16.86%

      The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year for the past 4 calendar years.
(end sidebar)

      During the periods shown in the bar chart, the highest return for a calendar quarter was 19.65% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -11.54% (quarter ended September 30, 1998). Year-to-date total return as of March 31, 1999 was 8.44%.

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time, as well as with an index of funds with similar investment objectives. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)

            AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1998)

                                                        LIFE OF FUND
                                        PAST 1 YEAR   (SINCE 11/30/94)
-----------------------------------------------------------------------
  Class A1                                11.42%             --
-----------------------------------------------------------------------
  Class B                                 11.86%          22.24%
-----------------------------------------------------------------------
  Class C1                                15.67%             --
-----------------------------------------------------------------------
  Class D1                                17.83%             --
-----------------------------------------------------------------------
  S&P 500 Index2                          28.58%          30.24%
-----------------------------------------------------------------------
  Lipper Growth and Income Funds Index3   13.58%          22.68%
-----------------------------------------------------------------------

1     Classes A, C and D commenced operations on July 28, 1997.

2 The Standard & Poor's (Registered Trademark) 500 Composite Stock Price Index is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

3 The Lipper Growth and Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Growth and Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 Funds represented in this Index.

[GRAPHIC OMITTED]


      FEES AND EXPENSES
-----------------------------
      The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

(sidebar)
ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted
from the Fund's assets and are
based on expenses paid for the
fiscal year ended July 31, 1998.
(end sidebar)

                                                     CLASS A       CLASS B       CLASS C      CLASS D
-------------------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
-------------------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
-------------------------------------------------------------------------------------------------------
  purchases (as a percentage of offering price)      5.25%1         None          None          None
-------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
-------------------------------------------------------------------------------------------------------
  percentage based on the lesser of the offering
-------------------------------------------------------------------------------------------------------
  price or net asset value at redemption)             None2         5.00%3        1.00%4        None
-------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
-------------------------------------------------------------------------------------------------------
  Management fee                                      0.75%         0.75%         0.75%         0.75%
-------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees               0.25%         0.85%         1.00%         None
-------------------------------------------------------------------------------------------------------
  Other expenses                                      0.30%         0.30%         0.30%         0.30%
-------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses                1.30%         1.90%         2.05%         1.05%
-------------------------------------------------------------------------------------------------------

1     Reduced for purchases of $25,000 and over.

2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

4     Only applicable if you sell your shares within one year after purchase.

          EXAMPLE

      This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                   IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
------------------------------------------------------------------------------------------
            1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------------------------------
  CLASS A    $650     $915      $1,200    $2,010     $ 650     $915      $1,200    $2,010
------------------------------------------------------------------------------------------
  CLASS B    $693     $987      $1,226    $2,222     $ 193     $597      $1,026    $2,222
------------------------------------------------------------------------------------------
  CLASS C    $308     $643      $1,103    $2,379     $ 208     $643      $1,103    $2,379
------------------------------------------------------------------------------------------
  CLASS D    $107     $334      $579      $1,283     $ 107     $334      $579      $1,283
------------------------------------------------------------------------------------------


      Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.




[GRAPHIC OMITTED]


      ADDITIONAL INVESTMENT STRATEGY INFORMATION
---------------------------------------------------------
      This section provides additional information relating to the Fund's principal strategies.

      Foreign Securities. The Fund may invest up to 35% of its assets in equity or investment grade fixed-income securities (including depository receipts) of foreign companies.

      Fixed-Income Securities. The Fund also may invest up to 35% of its assets in investment grade corporate debt securities and fixed-income securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

      Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture when the Sub-Advisor believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market.

      Portfolio Turnover. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The portfolio turnover rate is not expected to exceed 300% annually under normal circumstances. A high turnover rate, such as 300%, will increase Fund brokerage costs. It also may increase the Fund's capital gains, which are passed along to Fund shareholders as distributions. This, in turn, may increase your tax liability as a Fund shareholder. See the sections on "Distributions" and "Tax Consequences."


      The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


      ADDITIONAL RISK INFORMATION
----------------------------------------
      This section provides additional information relating to the principal risks of investing in the Fund.

      Foreign Securities. The Fund's investments in foreign securities (including depository receipts) may involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

      Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

      Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of the Fund's trades effected in those markets.

      Many European countries have adopted or are in the process of adopting a single European currency, referred to as the "euro." The long-term consequences of the euro conversion for foreign exchange rates, interest rates and the value of European securities the Fund may purchase are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


      Fixed-Income Securities. Principal risks of investing in the Fund are also associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


      Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.


      Year 2000. The Fund could be adversely affected if the computer systems necessary for the efficient operation of the Investment Manager, the Sub-Advisor and the Fund's other service providers, as well as the markets and corporate and governmental issuers in which the Fund invests do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the Fund, the Investment Manager, Sub-Advisor and their affiliates are working hard to avoid any problems and to obtain assurances from their service providers that they are taking similar steps.


      In addition, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may also result in production problems for individual companies and overall economic uncertainties. Earnings or revenues of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected.

[GRAPHIC OMITTED]


       FUND MANAGEMENT
----------------------------
      Effective June 28, 1999, the Fund has retained the Investment Manager - Morgan Stanley Dean Witter Advisors Inc. - to provide administrative services, manage its business affairs and supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor - TCW Funds Management, Inc. - to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. Prior to June 28, 1999, TCW Funds Management, Inc. acted as the Fund's advisor and Morgan Stanley Dean Witter Services Company Inc., a wholly-owned subsidiary of the Investment Manager, served as the Fund's manager. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, New York 10048.

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, has more than $134 billion in assets under management or administration as of May 31, 1999.
(end sidebar)

      The Sub-Advisor is a wholly-owned subsidiary of TCW Group, Inc., whose direct and indirect subsidiaries provide a variety of trust, investment management and investment advisory services. The Sub-Advisor's main business office is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

      James A. Tilton, a Managing Director of the Sub-Advisor and Thomas K. McKissick, a member of the Equity Policy Committee of the TCW Group, are the primary portfolio managers of the Fund. Mr. Tilton has been a portfolio manager of the Fund since its inception in November 1994 and has been a portfolio manager with affiliates of the Sub-Advisor since 1980. Mr. McKissick has been a portfolio manager of the Fund since October 1997 and has been employed by the TCW Group since 1985 first as an equity analyst and since 1990 as a portfolio manager in the TCW Group's Large Cap Equity Group.

      The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of this fee. For the fiscal year ended July 31, 1998 the Fund accrued aggregate total compensation to Morgan Stanley Dean Witter Services Company Inc. (at that time the Fund's manager) and TCW Funds Management, Inc. (at that time acting as the Fund's advisor, rather than sub-advisor) of 0.75% of the Fund's average daily net assets (0.45% to Morgan Stanley Dean Witter Services Company Inc. and 0.30% to TCW Funds Management, Inc.).

SHAREHOLDER INFORMATION


[GRAPHIC OMITTED]


       PRICING FUND SHARES
-------------------------------
      The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. The net asset value of each Class, however, will differ because the Classes have different ongoing distribution fees.

      The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

      The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

      An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]


      HOW TO BUY SHARES
------------------------------

      You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (800) THE-DEAN for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at: www.deanwitter.com/funds
(end sidebar)

      Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

          When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.


          MINIMUM INVESTMENT AMOUNTS

------------------------------------------------------------------------------------------------------
                                                                              MINIMUM INVESTMENT
                                                                          ---------------------------
INVESTMENT OPTIONS                                                           INITIAL     ADDITIONAL
------------------------------------------------------------------------------------------------------
  Regular Accounts                                                         $1,000           $100
------------------------------------------------------------------------------------------------------
  Individual Retirement Accounts:      Regular IRAs                        $1,000           $100
                                       Education IRAs                      $500             $100
------------------------------------------------------------------------------------------------------
  EasyInvest(SM)                                                           $ 100*           $100*
  (Automatically from your checking or savings account or
  Money Market Fund)
------------------------------------------------------------------------------------------------------

*   Provided your schedule of investments totals $1,000 in twelve months.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

      There is no minimum investment amount if you purchase Fund shares through:
      (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or
      (3) employer-sponsored employee benefit plan accounts.


      Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


      Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

      o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

      o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Total Return Trust.

      o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]



      HOW TO EXCHANGE SHARES
------------------------------------
      Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this Prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's Prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.

      Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current Prospectus for each Fund describes its investment objective, policies and investment minimums and should be read before investment.

      Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

      An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market
      Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

      The Fund may terminate or revise the exchange privilege upon required notice. Certain services normally available to shareholders of Money Market Funds, including the check writing privilege, are not available for Money Market Fund shares you acquire in an exchange.

      Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

      Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

      Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

      Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.

      You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

      Frequent Exchanges. A pattern of frequent exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. The Fund will notify you in advance of limiting your exchange privileges.

      CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Fund that are exchanged for shares of another.

      For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]


      HOW TO SELL SHARES
-------------------------------
      You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS               PROCEDURES
--------------------- --------------------------------------------------------------------------------------------
  Contact Your        To sell your shares, simply call your Morgan Stanley Dean Witter Financial Advisor or
  Financial Advisor   other authorized financial representative.
                      --------------------------------------------------------------------------------------------
                      Payment will be sent to the address to which the account is registered or deposited in
[GRAPHIC OMITTED]     your brokerage account.
--------------------- --------------------------------------------------------------------------------------------
  By Letter           You can also sell your shares by writing a "letter of instruction" that includes:
                        o  your account number;
[GRAPHIC OMITTED]       o  the dollar amount or the number of shares you wish to sell;
                        o  the Class of shares you wish to sell; and
                        o  the signature of each owner as it appears on the account.
                      --------------------------------------------------------------------------------------------
                      If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean
                      Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at
                      (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.
                      --------------------------------------------------------------------------------------------
                      Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ
                      07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                      --------------------------------------------------------------------------------------------
                      A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------- --------------------------------------------------------------------------------------------
  Systematic          If your investment in all of the Morgan Stanley Dean Witter Family of Funds has a total
  Withdrawal Plan     market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on
[GRAPHIC OMITTED]     a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                      $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.
                      --------------------------------------------------------------------------------------------
                      Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                      Arrangements" section of this Prospectus.
                      --------------------------------------------------------------------------------------------
                      To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean
                      Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
--------------------- --------------------------------------------------------------------------------------------

      Payment for Sold Shares. After we receive your complete instruction to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

      Payment may be postponed or the right to sell your shares suspended, however, under unusual circumstances. If you request to sell shares that were recently purchased by check, payment of the sale proceeds may be delayed for the minimum time needed to verify that the check has been honored (not more than fifteen days from the time we receive the check).

      Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this Prospectus and consult your own tax professional about the tax consequences of a sale.

      Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

      Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvestSM, if after 12 months the shareholder has invested less than $1,000 in the account.

      However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

      Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.


[GRAPHIC OMITTED]


      DISTRIBUTIONS
------------------------
      The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts are passed along as "capital gain distributions."

      The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)
      shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

      Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]


      TAX CONSEQUENCES
----------------------------
      As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

      Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

      o The Fund makes distributions; and

      o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

      Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.


      Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.


      Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

      When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]


       SHARE CLASS ARRANGEMENTS
-------------------------------------
      The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

      The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

      The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                                                 MAXIMUM
CLASS     SALES CHARGE                                                                      ANNUAL 12B-1FEE
------------------------------------------------------------------------------------------------------------
  A       Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
          shares sold without an initial sales charge are generally subject to a 1.0% CDSC
          during the first year                                                                   0.25%
------------------------------------------------------------------------------------------------------------
  B       Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.0%
------------------------------------------------------------------------------------------------------------
  C       1.0% CDSC during the first year                                                         1.0%
------------------------------------------------------------------------------------------------------------
  D       None                                                                                    None
------------------------------------------------------------------------------------------------------------


      CLASS A SHARES
      ---------------
      Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

      The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                  FRONT-END SALES CHARGE
                                     ---------------------------------------------------
                                           PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION           PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
----------------------------------------------------------------------------------------
  Less than $25,000                           5.25%                    5.54%
----------------------------------------------------------------------------------------
  $25,000 but less than $50,000               4.75%                    4.99%
----------------------------------------------------------------------------------------
  $50,000 but less than $100,000              4.00%                    4.17%
----------------------------------------------------------------------------------------
  $100,000 but less than $250,000             3.00%                    3.09%
----------------------------------------------------------------------------------------
  $250,000 but less than $1 million           2.00%                    2.04%
----------------------------------------------------------------------------------------
  $1 million and over                            0                        0
----------------------------------------------------------------------------------------

(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

      The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

      o A single account (including an individual, trust or fiduciary account).

      o Family member accounts (limited to husband, wife and children under the age of 21).

      o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

      o Tax-exempt organizations.

      o Groups organized for a purpose other than to buy mutual fund shares.

      Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

      Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

      You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or
      (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

      Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


      Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

      o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

      o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

      o Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley Dean Witter Trust FSB serves as trustee or Dean Witter Reynolds' Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement ("MSDW Eligible Plans") which have at least 200 eligible employees.

      o An MSDW Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

      o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

      o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

      o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.

      CLASS B SHARES
      --------------
      Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                    CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE        AMOUNT REDEEMED
------------------------------------------------------------
  First                                       5.0%
------------------------------------------------------------
  Second                                      4.0%
------------------------------------------------------------
  Third                                       3.0%
------------------------------------------------------------
  Fourth                                      2.0%
------------------------------------------------------------
  Fifth                                       2.0%
------------------------------------------------------------
  Sixth                                       1.0%
------------------------------------------------------------
  Seventh and thereafter                      None
------------------------------------------------------------

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

      Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


      CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

      o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

      o Sales in connection with the following retirement plan "distributions:"
        (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

      o Sales of shares held for you as a participant in a MSDW Eligible Plan.

      o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

      All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call
      (800) 869-NEWS.

      Distribution Fee. Class B shares are subject to an annual 12b-1 fee of 1.0% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

      Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)

      In the case of Class B shares held in a MSDW Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Dean Witter Fund purchased by that plan.

      Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


      If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


      Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


      For example, if you held Class B shares of the Fund in a regular account for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.


      In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

      CLASS C SHARES
      --------------
      Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

      Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

      CLASS D SHARES
      --------------
      Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for MSDW Eligible Plans) and the following investor categories:

      o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

      o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

      o Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.

      o Certain unit investment trusts sponsored by Dean Witter Reynolds.

      o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.


      Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for MSDW Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

      NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS
      --------------------------------------------------
      If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

      PLAN OF DISTRIBUTION (RULE 12B-1 FEES)
      --------------------------------------
      The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the life of the Fund. Certain information reflects financial results for a single Fund share throughout each year. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


With the exception of the unaudited information for the six months ended January 31, 1999, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

 CLASS B SHARES

                                                 FOR THE SIX                                                   FOR THE PERIOD
                                                 MONTHS ENDED                                                    NOVEMBER 30,
                                                 JANUARY 31,              FOR THE YEAR ENDED JULY 31,               1994*
                                                    1999++         ------------------------------------------      THROUGH
                                                 (unaudited)         1998++        1997**         1996          JULY 31, 1995
---------------------------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period          $  16.68            $  16.59       $ 12.00       $ 11.75            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                    (0.08)              (0.08)         0.04          0.15               0.21
  Net realized and unrealized gain                 2.19                1.31          5.81          0.80               1.68
                                               ------------         --------      --------      ---------          -----------
 Total income from investment operations           2.11                1.23          5.85          0.95               1.89
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends and distributions from:
  Net investment income                              --                   --        (0.06)        (0.21)             (0.14)
  Net realized gain                               (0.89)              (1.14)        (1.20)        (0.49)                --
                                               ------------         --------      --------     ---------           -----------
 Total dividends and distributions                (0.89)              (1.14)        (1.26)        (0.70)             (0.14)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                $  17.90            $  16.68       $ 16.59       $ 12.00            $ 11.75
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                    12.85%(1)            8.25%        51.66%         8.23%             19.04%(1)
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                          1.93%(2)(4)         1.90%         2.05%         1.98%(3)           0.94%(2)(3)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                     (0.91)%(2)(4)       (0.49)%        0.28%         1.30%(3)           3.19%(2)(3)
---------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands       $168,835            $152,380      $117,041       $48,524            $36,018
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                             57%(1)              93%          198%          261%                91%(1)
---------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
** Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) If the Fund had borne all of its expenses that were reimbursed or waived by Morgan Stanley Dean Witter Services Company Inc. and TCW Funds Management, the above annualized expense and net investment income ratios would have been 2.21% and 1.07%, respectively, for the year ended July 31, 1996 and 2.66% and 1.47%, respectively, for the period ended July 31, 1995.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 CLASS A SHARES ++

---------------------------------------------------------------------------------------------------------------
                                                    FOR THE SIX                                FOR THE PERIOD
                                                    MONTHS ENDED              FOR THE          JULY 28, 1997*
                                                  JANUARY 31, 1999           YEAR ENDED           THROUGH
                                                    (unaudited)            JULY 31, 1998       JULY 31, 1997
---------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period              $  16.78                  $  16.59            $  16.07
---------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                        (0.02)                    (0.01)               0.01
  Net realized and unrealized gain                     2.21                      1.34                0.51
                                                   ---------                 ---------           -----------
 Total income from investment operations               2.19                      1.33                0.52
---------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain            (0.89)                    (1.14)                 --
 Net asset value, end of period                    $  18.08                  $  16.78            $  16.59
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        13.19%(1)                  8.94%               3.24%(1)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expenses                                             1.28%(2)(3)               1.31%                1.31%(2)
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                        (0.26)%(2)(3)             (0.07)%               4.08%(2)
---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands          $  1,959                  $  1,254             $     10
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                57%                       93%                 198%
---------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

 CLASS C SHARES++

---------------------------------------------------------------------------------------------------------------
                                                    FOR THE SIX                                FOR THE PERIOD
                                                    MONTHS ENDED              FOR THE          JULY 28, 1997*
                                                  JANUARY 31, 1999           YEAR ENDED           THROUGH
                                                    (unaudited)            JULY 31, 1998       JULY 31, 1997
---------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
 Net asset value, beginning of period               $  16.66                  $  16.59           $  16.07
---------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income (loss)                        (0.08)                    (0.12)               0.01
  Net realized and unrealized gain                     2.18                      1.33                0.51
                                                    ---------                 ---------           -----------
 Total income from investment operations               2.10                      1.21                0.52
---------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain            (0.89)                    (1.14)                 --
 Net asset value, end of period                     $ 17.87                   $ 16.66            $  16.59
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        12.81%(1)                  8.12%               3.24%(1)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expenses                                              2.03%(2)(3)               2.06%               2.06%(2)
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                         (1.01)%(2)(3)             (0.70)%              2.75%(2)
---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $   767                   $   700            $     38
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 57%(1)                    93%                198%
---------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

 CLASS D SHARES ++

---------------------------------------------------------------------------------------------------------------
                                                    FOR THE SIX                                FOR THE PERIOD
                                                    MONTHS ENDED            FOR THE YEAR       JULY 28, 1997*
                                                  JANUARY 31, 1999             ENDED              THROUGH
                                                    (unaudited)            JULY 31, 1998       JULY 31, 1997
---------------------------------------------------------------------------------------------------------------
 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period               $ 16.83                  $  16.59             $ 16.07
---------------------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                                  --                      0.06                0.01
  Net realized and unrealized gain                     2.22                      1.32                0.51
                                                    ---------                 --------            -----------
 Total income from investment operations               2.22                      1.38                0.52
---------------------------------------------------------------------------------------------------------------
 Less distributions from net realized gain            (0.89)                    (1.14)                 --
 Net asset value, end of period                     $ 18.16                  $  16.83             $ 16.59
---------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                        13.34%(1)                  9.20%               3.24%(1)
---------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------
 Expenses                                              1.03%(2)(3)               1.06%               1.06%(2)
---------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                         (0.01)%(2)(3)              0.34%               4.33%(2)
---------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in thousands            $    13                  $     11             $    10
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 57%(1)                    93%                198%
---------------------------------------------------------------------------------------------------------------

*     The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

NOTES



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                                                                              27

NOTES



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28

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

                          The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------

GROWTH FUNDS

GROWTH FUNDS                               Health Sciences Trust
Aggressive Equity Fund                     Information Fund
American Opportunities Fund                Natural Resource Development Securities
Capital Growth Securities                  Precious Metals and Minerals Trust
Developing Growth Securities
Equity Fund                                GLOBAL/INTERNATIONAL FUNDS
Growth Fund                                Competitive Edge Fund - "Best Ideas" Portfolio
Market Leader Trust                        European Growth Fund
Mid-Cap Equity Trust                       Fund of Funds - International Portfolio
Small Cap Growth Fund                      International Fund
Special Value Fund                         International SmallCap Fund
Value Fund                                 Japan Fund
                                           Latin American Growth Fund
THEME FUNDS                                Pacific Growth Fund
Financial Services Trust
-----------------------------------------------------------------------------
GROWTH & INCOME FUNDS

Balanced Growth Fund                       Total Return Trust
Balanced Income Fund                       Value/Added Market Series/Equity Portfolio
Convertible Securities Trust
Dividend Growth Securities                 THEME FUNDS
Fund of Funds - Domestic Portfolio         Global Utilities Fund
Income Builder Fund                        Real Estate Fund
Mid-Cap Dividend Growth Securities         Utilities Fund
S&P 500 Index Fund
S&P 500 Select Fund                        GLOBAL FUNDS
Strategist Fund                            Global Dividend Growth Securities
-----------------------------------------------------------------------------
INCOME FUNDS

GOVERNMENT INCOME FUNDS                    GLOBAL INCOME FUNDS
Federal Securities Trust                   North American Government Income Trust
Short-Term U.S. Treasury Trust             World Wide Income Trust
U.S. Government Securities Trust
                                           TAX-FREE INCOME FUNDS
DIVERSIFIED INCOME FUNDS                   California Tax-Free Income Fund
Diversified Income Trust                   Hawaii Municipal Trust(FSC)
                                           Limited Term Municipal Trust(NL)
CORPORATE INCOME FUNDS                     Multi-State Municipal Series Trust(FSC)
High Yield Securities                      New York Tax-Free Income Fund
Intermediate Income Securities             Tax-Exempt Securities Trust
Short-Term Bond Fund(NL)
-----------------------------------------------------------------------------
MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS                 TAX-FREE MONEY MARKET FUNDS
Liquid Asset Fund(MM)                      California Tax-Free Daily Income Trust(MM)
U.S. Government Money Market Trust(MM)     New York Municipal Money Market Trust(MM)
                                           Tax-Free Daily Income Trust(MM)

There may be Funds created after this Prospectus was published. Please consult the inside front cover of a new Fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                               PROSPECTUS - JUNE 28, 1999

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                            WWW.DEANWITTER.COM/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (800) SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.

TICKER SYMBOLS:

  Class A:   TRFAX            Class C:   TRFCX
---------------------       -----------------------
  Class B:   TRFBX            Class D:   TRFDX
---------------------       -----------------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8600)

Morgan Stanley Dean Witter

                                                              TOTAL RETURN TRUST

[GRAPHIC OMITTED]





 A MUTUAL FUND THAT SEEKS TO PROVIDE CURRENT INCOME AND MODERATE CAPITAL GROWTH